Filed pursuant to Rule 497(a)
Registration No. 333-188175
Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING

New York, NY— September 26, 2013—Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced its public offering of 11,000,000 shares of its common stock.  Ares Capital has granted the underwriters an option to purchase up to an additional 1,650,000 shares of common stock.   The offering is subject to customary closing conditions and is expected to close on October 1, 2013.  The offering of the shares is being made under Ares Capital’s shelf registration statement (as amended), which was filed with, and declared effective by, the Securities and Exchange Commission.  On September 25, 2013, the official close price of Ares Capital’s common stock on The NASDAQ Global Select Market under the symbol “ARCC” was $17.55 per share.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities and, to the extent not used for such purpose, for general corporate purposes, which may include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The preliminary prospectus supplement dated September 25, 2013 and the accompanying prospectus dated June 17, 2013, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

Morgan Stanley, BofA Merrill Lynch and Wells Fargo Securities are acting as joint book-running managers for this offering.  The underwriters may offer the shares of common stock from time to time for sale in one or more transactions on The NASDAQ Global Select Market, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY, 10014, Attn: Prospectus Department, tel: (866) 718-1649 or e-mail prospectus@morganstanley.com; BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; or Wells Fargo Securities, LLC, 375 Park Avenue, New York, NY 10152, Attn: Equity Syndicate Dept., tel.: (800) 326-5897 or e-mail cmclientsupport@wellsfargo.com.

ABOUT ARES CAPITAL CORPORATION

Ares Capital is a leading specialty finance company that provides one-stop financing solutions to U.S. middle market companies and private equity sponsors. The Company originates and invests in senior secured loans, mezzanine debt and, to a lesser extent, equity investments through its national direct origination platform. Ares Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments primarily in private companies. Ares Capital has elected to be regulated as a business development company, and is externally managed by a wholly owned subsidiary of Ares Management LLC. Ares Management is a global alternative asset manager and a SEC-registered investment adviser with approximately $66 billion of committed capital under management as of June 30, 2013 and pro forma for the acquisition of AREA Property Partners on July 1, 2013.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  Ares Capital Corporation undertakes no duty to update any forward-looking statements made herein.

CONTACT

Carl G. Drake
Ares Capital Corporation
888-818-5298